Exhibit 10.2(F)

AMENDMENT 5 TO THE

COLLABORATION AND OPTION AGREEMENT

This Amendment 5 to the Collaboration and Option Agreement (the “Amendment”) is made and entered into as of December 15, 2016 (the “Amendment Effective Date”), by and between OncoMed Pharmaceuticals, Inc., a Delaware corporation located at 800 Chesapeake Drive, Redwood City, California 94063, United States of America (“OncoMed”), and Bayer Pharma AG, a German corporation located at Müllerstrasse 178, 13353 Berlin, Germany which previously acted under the name Bayer Schering Pharma AG (“BSP”).  OncoMed and BSP are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

recitals

Whereas, OncoMed and BSP entered into a Collaboration and Option Agreement effective as of June 15, 2010 and amended various times (as amended, the “Agreement”) pursuant to which they agreed to collaborate to discover and develop biologic and small molecule compounds directed to targets within the Wnt cellular pathway;

Whereas, the discovery of small molecule compounds, [***]; and

Whereas, the Parties have agreed to adjust the Small Molecule Research Term.

AMENDMENT

Now, Therefore, in consideration of the foregoing and the mutual agreements set forth below, the Parties agree as follows:

1.  Any capitalized terms used in this Amendment shall have the meaning set forth in the Agreement, unless otherwise defined herein.

2.  Section 1.137 of the Agreement shall be amended and restated in its entirety to read as follows:

“1.137  “Small Molecule Research Term” means the period commencing from the Effective Date and ending upon the [***] to occur of either (a) [***]”

3.  All other terms and conditions of the Agreement shall remain in full force and effect.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

4.  This Amendment may be executed in counter-parts with the same effect as if both Parties had signed the same document.  All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.  Signatures to this Amendment transmitted by facsimile, by email in “portable document format” (“.pdf”), or by any other electronic means intended to preserve the original graphic and pictorial appearance of this Amendment shall have the same effect as physical delivery of the paper document bearing original signature.

5.  This Amendment and the Agreement and all Exhibits thereto, constitutes the entire agreement between the Parties as to the subject matter of this Amendment, and supersedes and merges all prior and contemporaneous negotiations, representations, agreements and understandings regarding the same.

[Next page is the signature page.]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their respective duly authorized officers as of the Amendment Effective Date.

OncoMed Pharmaceuticals, Inc.		Bayer Pharma AG

By:	/s/ Paul J. Hastings	By:	ppa. /s/ Karl Ziegelbauer
Name:	Paul J. Hastings	Name:	Dr. Karl Ziegelbauer
Title:	President and CEO	Title:	Head Therapeutic Research Groups

		By:	ppa. /s/ Hanno Wild
		Name:	Prof. Hanno Wild
		Title:	Head Candidate Generation & External Innovation

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